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Exhibit 10.4

PLEDGE AGREEMENT

        This PLEDGE AGREEMENT, dated as of May 10, 2004 (together with all amendments, if any, from time to time hereto, this "Agreement"), among each of the parties named as a Pledgor on the signature pages hereto (individually, a "Pledgor" and collectively, the "Pledgors") and Congress Financial Corporation (Southwest), in its capacity as administrative agent for the Revolver Secured Parties (as defined in the Credit Agreement referred below) (together with its successors and assigns, the "Administrative Agent") and Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as administrative agent for the Term Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Term Agent," together with the Administrative Agent are referred to collectively as the "Agents").

W I T N E S S E T H:

        WHEREAS, pursuant to that certain Credit Agreement, dated as May 10, 2004, by and among COFFEYVILLE RESOURCES, LLC, COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, COFFEYVILLE RESOURCES REFINING & MARKETING, LLC COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC and COFFEYVILLE RESOURCES TERMINAL, LLC, the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch as Sole Bookrunner, Sole Lead Arranger, Syndication Agent and Documentation Agent (in each such respective capacity, the "Arranger", "Documentation Agent" and "Syndication Agent") and Term Agent, and CONGRESS FINANCIAL CORPORATION (SOUTHWEST) as Administrative Agent and Lender, the Pledgors and the other "Credit Parties" named therein (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), the Lenders have agreed to make Loans to and provide other financial accommodations for the benefit of the Borrowers;

        WHEREAS, the Pledgors have executed that certain Guaranty dated as of the date hereof in favor of the Administrative Agent pursuant to which such Pledgors have agreed to guarantee all the "Revolving Obligations" (as defined in the Credit Agreement) and that certain Guaranty dated as of the date hereof in favor of the Term Agent pursuant to which such Pledgors have agreed to guarantee all the "Term Obligations" (as defined in the Credit Agreement) (each Guaranty, as from time to time reaffirmed, amended, restated, supplemented or otherwise modified, the "Guarantees");

        WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedging Contracts (as defined in the Credit Agreement) with one or more Eligible Hedge Counterparties (as defined in the Credit Agreement);

        WHEREAS, each Pledgor is the record and beneficial owner of the shares of capital stock, limited liability company equity interests, bonds and/or the promissory notes and instruments listed on Schedule I hereto; and

        WHEREAS, the extension and/or continued extension of credit, as aforesaid, by the Lenders is necessary and desirable to the conduct and operation of the business of the Borrowers and will inure to the financial benefit of each Pledgor and in order to induce the Lenders and Eligible Hedge Counterparties to make the Loans and provide other financial accommodations as set forth in the Credit Agreement, other Loan Documents and the Hedging Contracts, each Pledgor has agreed to pledge the Pledged Collateral (as defined below) to the Administrative Agent in accordance herewith;

        NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Lenders to make Loans and provide other financial accommodations under the Credit Agreement, it is agreed as follows:

        1.    Definitions.    Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

          "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

          "Indenture" means the Amended and Restated Trust Indenture dated as of February 8, 2002 between the City of Coffeyville, Kansas, as Issuer and JPMorgan Chase Bank, as Indenture Trustee.

          "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

          "Pledged Bonds" means the Series A, 1997 taxable industrial revenue bonds and the Series B, 1997 subordinated taxable industrial revenue bonds, in each case issued pursuant to the Indenture and described on Part C of Schedule I hereto.

          "Pledged Entity" means an issuer of Pledged Shares, Pledged Bonds or Pledged Indebtedness.

          "Pledged Indebtedness" means the indebtedness evidenced by the promissory notes and instruments listed on Part B of Schedule I hereto.

          "Pledged Shares" means those shares of stock and equity membership interests listed on Part A of Schedule I hereto.

          "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

        2.    (a)    Pledge.    Each Pledgor hereby pledges to the Administrative Agent, for the benefit of the Revolver Secured Parties, and grants to the Administrative Agent, for the benefit of the Revolver Secured Parties, a security interest in all of the following, whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):

            (i)    the Pledged Shares, Pledged Bonds and any and all certificates or instruments representing the Pledged Shares or Pledged Bonds and all dividends, interest, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or Pledged Bonds;

            (ii)   all rights, privileges, authority or power of such Pledgor as owner or holder of the Pledged Shares or Pledged Bonds, including, but not limited to, all rights under any by-laws, shareholder agreement, operating agreement, the Indenture or similar agreement related thereto; and

            (iii)  the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

            (iv)  all additional Stock or Indebtedness arising after the date hereof and issued by any Pledged Entity and all certificates or promissory notes or other instruments evidencing such Stock or Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Stock or Indebtedness.

          (b)    Pledge.    Each Pledgor hereby pledges to the Term Agent, for the benefit of the Term Secured Parties, and grants to the Term Agent, for the benefit of the Term Secured Parties, a security interest in all of the Pledged Collateral, whether now existing or hereafter acquired.

          (c)    Priority.    The security interest granted to the Administrative Agent pursuant to Section 2(a) above in any Pledged Collateral that does not constitute Revolver Primary Collateral shall be subject and subordinate to the intercreditor and subordination provisions of the Credit Agreement. The security interest granted to the Term Agent pursuant to Section 2(b) above in any Pledged Collateral that constitutes Revolver Primary Collateral shall be subject and subordinate to the intercreditor and subordination provisions of the Credit Agreement.

        3.    Security for Obligations.    This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Revolving Obligations with respect to every Pledgor in the case of the security interest of the Administrative Agent and all Term Obligations with respect to every Pledgor in the case of the security interest of the Term Agent under the Credit Agreement, the Guarantees and the other Loan Documents, as applicable, and now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

        4.    Delivery of Pledged Collateral.    All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Administrative Agent or Term Agent, as applicable in accordance with Annex C to the Credit Agreement, in each case pursuant hereto. All Pledged Shares evidenced by certificates shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the applicable Agent and all promissory notes or other instruments evidencing the Pledged Bonds or Pledged Indebtedness shall be endorsed by each applicable Pledgor.

        5.    Representations and Warranties.    Each Pledgor represents and warrants to each Agent that:

          (a)   Each Pledgor is, and at the time of delivery of the Pledged Shares to the applicable Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by such Pledgor free and clear of any lien thereon or affecting the title thereto, except for Permitted Encumbrances or any lien created by this Agreement. Each Pledgor is and at the time of delivery of the Pledged Indebtedness and Pledged Bonds to the applicable Agent will be, the sole owner of such Pledged Collateral free and clear of any lien thereon or affecting title thereto, except for any lien created by this Agreement;

          (b)   All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable, the Pledged Indebtedness and Pledged Bonds have been duly authorized, authenticated or issued and delivered by, and are the legal, valid and binding obligation of, the Pledged Entities, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing, and no such Pledged Entity is in default in respect of the Pledged Indebtedness or the Indenture;

          (c)   Each Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to each Agent as provided herein;

          (d)   None of the Pledged Shares, Pledged Bonds or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

          (e)   As of the date hereof, all of the Pledged Collateral is owned by each applicable Pledgor, and is represented by the certificates or instruments listed on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Collateral;

          (f)    No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by any Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by any Pledgor, or (ii) for the exercise by either Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

          (g)   The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of the Administrative Agent in the Pledged Collateral which constitutes Revolver Primary Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other lien except for the security interest in favor of the Term Agent and subject in case of priority to the security interest in favor of the Term Agent in any portion of the Pledged Collateral that does not constitute Revolver Primary Collateral. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in favor of the Term Agent in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other lien except for the security interest in favor of the Administrative Agent and subject in case of priority to the security interest in favor of the Administrative Agent in any portion of the Pledged Collateral not constituting Revolver Primary Collateral;

          (h)   This Agreement has been duly authorized, executed and delivered by each Pledgor and constitutes a legal, valid and binding obligation of each Pledgor enforceable against each Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing;

          (i)    The Pledged Shares constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity;

          (j)    None of the Pledged Indebtedness or Pledged Bonds is subordinated in right of payment to other indebtedness (except for the Secured Obligations) or subject to the terms of an indenture (except the Indenture);

          (k)   The terms of each of the Pledged Shares consisting of membership interests expressly provide that they are securities governed by Article 8 of the Code and Article 10 of each operating agreement to which a Pledged Entity is subject is in full force and effect; and

          (l)    The Pledged Bonds pledged hereunder constitute 100% of the issued and outstanding "Taxable Bonds" under (and as defined in) the Indenture.

        The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

        6.    Covenants.    Each Pledgor covenants and agrees that until the Termination Date:

          (a)   Without the prior written consent of the Agents, each Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a lien in the Pledged Collateral, unless otherwise permitted by the Credit Agreement or consented to by the Required Lenders;

          (b)   Each Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as each Agent from time to time may reasonably request in order to ensure to such Agent the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of or the authorization to file of any necessary Uniform Commercial Code financing statements, which may be filed by either Agent with or (to the extent permitted by law) without the signature of any Pledgor, and will cooperate with each Agent, at each Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such liens or any sale or transfer of the Pledged Collateral;

          (c)   Each Pledgor has and will defend the title to the Pledged Collateral and the liens of each Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such liens;

          (d)   Each Pledgor will, upon obtaining ownership of any additional Stock, promissory notes or instruments of a Pledged Entity otherwise required to be pledged to each Agent pursuant to any of the Loan Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within two (2) Business Days) deliver to the Agents an amendment to this Agreement, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments pursuant to which such Pledgor shall pledge to each Agent all of such additional Stock, notes or instruments. Each Pledgor hereby authorizes the Agents to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to the Agents shall for all purposes hereunder be considered Pledged Collateral;

          (e)   Each Pledgor will cause all Pledged Shares consisting of certificated equity membership interests to be or remain certificated securities; and

          (f)    Each Pledgor hereby covenants and agrees that it will not agree to any amendment or modification to any of the Articles or Certificate of Incorporation or Formation, bylaws or operating agreement or Indenture, as applicable, of any Pledged Entity, to the extent any such amendment or modification is adverse to the interests of Agents and the Secured Parties, without the prior written consent of Agents.

        7.    Pledgor's Rights.    As long as no Event of Default shall have occurred and be continuing:

          (a)   Each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any Loan Documents; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agents in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent permitted by the Credit Agreement or any other Loan Document or consented to by the Required Lenders):

            (i)    the dissolution or liquidation, in whole or in part, of a Pledged Entity;

            (ii)   the consolidation or merger of a Pledged Entity with any other Person;

            (iii)  the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for liens in favor of the Agents;

            (iv)  any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of Stock, unless the

    Agents shall continue to have a first priority perfected lien hereunder in all the Stock of each Pledged Entity; or

            (v)   the alteration of the voting rights with respect to the Stock of a Pledged Entity; and

          (b)   (i)    Each Pledgor shall be entitled, from time to time, to collect, receive and retain for its own use all dividends, distributions and interest paid in respect of the Pledged Collateral to the extent permitted by the terms of the Credit Agreement (including without limitation Section 7.13 thereof) other than any and all: (A) dividends and interest paid or payable in Pledged Shares, Pledged Bonds, Pledged Indebtedness or other securities or instruments distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in Pledged Shares, Pledged Bonds, Pledged Indebtedness or other securities or instruments distributed in respect of any Pledged Shares or Pledged Bonds in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) Pledged Shares, Pledged Bonds, Pledged Indebtedness or other securities or instruments paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the lien created by this Agreement; and

            (ii)   all dividends, distributions and interest (other than such dividends, distributions and interest as are permitted to be paid to any Pledgor in accordance with Section 7(b)(i) hereof), whenever paid or made, shall be delivered to the applicable Agent in accordance with Annex C to the Credit Agreement to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Agents, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the applicable Agent in accordance with Annex C to the Credit Agreement as Pledged Collateral in the same form as so received (with any necessary endorsement).

        8.    Defaults and Remedies.

          (a)   Upon the occurrence of an Event of Default and during the continuation of such Event of Default, subject to the terms of Annex C to the Credit Agreement, either Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though such Agent was the outright owner thereof, each Pledgor hereby irrevocably constituting and appointing each Agent as the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Termination Date; provided, however, neither Agent shall have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at such Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as such Agent may deem fair, and such Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of each Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but such Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance and, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of such Agent.

          (b)   If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to such Agents, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the applicable Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to each applicable Pledgor.

          (c)   If, at any time when either Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), such Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as such Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, such Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then such Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

            (i)    as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

            (ii)   as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

            (iii)  as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about each applicable Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

            (iv)  as to such other matters as such Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (d)   Each Pledgor recognizes that the applicable Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(c) hereof. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Such Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if each applicable Pledgor and the Pledged Entity would agree to do so.

          (e)   Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of either Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by either Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of either Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by such Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair such Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against such Pledgor in any respect.

          (f)    Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agents, that the Agents shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations or that the Secured Obligations have been paid in full in cash.

          (g)   Notwithstanding anything to the contrary contained herein, each of the Administrative Agent and the Term Agent covenants that it shall not exercise any rights or remedies (other than make any filings in order to protect, preserve and maintain such Agent's security interest hereunder) under this Agreement except as in accordance with the Credit Agreement, including without limitation, Annex C thereof.

        9.    Waiver.    No delay on either Agent's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by either Agent with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair such Agent's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice such Agent's rights as against any Pledgor in any respect.

        10.    Assignment.    Either Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

        11.    Termination.    Upon the Termination Date, the security interest granted hereby to each Agent shall terminate hereunder and all rights to the Pledged Collateral shall revert to Pledgors and, except as otherwise provided herein, all of such Pledgor's Obligations hereunder shall at such time terminate. Upon the Termination Date, each Agent shall (a) deliver to each Pledgor the original held by such Agent of the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith and (b) at Pledgors' expense, execute and/or deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.

        12.    Lien Absolute.    All rights of the Agents hereunder, and all Obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a)   any lack of validity or enforceability of the Credit Agreement, any Loan Documents or any other agreement or instrument governing or evidencing the Obligations or any Secured Obligations;

          (b)   any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Loan Documents or any other agreement or instrument governing or evidencing the Obligations or any Secured Obligations;

          (c)   any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or the Secured Obligations;

          (d)   the insolvency of any Borrower or Pledgor; or

          (e)   any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor (other than the payment in full of the Obligations and the Secured Obligations and the expiration of the Lenders' Commitments to make advances under the Credit Agreement).

        13.    Release.    Each Pledgor consents and agrees that each Agent may at any time, or from time to time, in its discretion:

          (a)   renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the applicable Obligations or the applicable Secured Obligations; and

          (b)   exchange, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the such Agent in connection with all or any of the Obligations or the Secured Obligations; all in such manner and upon such terms as such Agent may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that each Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations or the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing the Obligations or any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations or the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on the Administrative Agent's part shall in any event affect or impair this Agreement.

        14.    Reinstatement.    This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations or the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        15.    Miscellaneous.

          (a)   Each Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b)   Each Pledgor agrees to promptly reimburse either Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by such Agent in connection with the administration and enforcement of this Agreement.

          (c)   Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

        16.    Severability.    If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

        17.    Notices.    Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein to the applicable party's address set forth in the Credit Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 17, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

        18.    Conflict of Terms.    In the event of any conflict between the terms hereof and the intercreditor provisions of Annex C to the Credit Agreement, the terms of the intercreditor provisions of Annex C shall govern and control.

        19.    GOVERNING LAW.    EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS, AGENTS AND SECURED PARTIES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENTS, SECURED PARTIES AND PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE EITHER AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH ON SECTION 12.10 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

        20.    Section Titles.    The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        21.    Counterparts.    This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

[Signature Pages Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

PLEDGORS:

COFFEYVILLE CRUDE TRANSPORTATION, INC.
COFFEYVILLE GROUP HOLDINGS, LLC
COFFEYVILLE NITROGEN FERTILIZERS, INC.
COFFEYVILLE PIPELINE, INC.
COFFEYVILLE REFINING & MARKETING, INC.
COFFEYVILLE RESOURCES, LLC
COFFEYVILLE TERMINAL, INC.
By:
Name:
Title:

CONGRESS FINANCIAL CORPORATION (SOUTHWEST), as Administrative Agent
By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Term Agent
By:
Name:
Title:

By:
Name:
Title:

S-1

SCHEDULE I

PART A

PLEDGED SHARES

Pledged Entity	Class of Stock	Stock Certificate Number(s)	Number of Shares	Percentage of Outstanding Shares
100%
100%

Name and Address of Pledgor	Pledged Entity	Percentage of Equity Membership Interests

PART B

PLEDGED INDEBTEDNESS

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

PART C

PLEDGED BONDS

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Sched. I-1

SCHEDULE II

[FORM OF] PLEDGE AMENDMENT

        This Pledge Amendment, dated                     ,    is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in that certain Pledge Agreement, dated May 10, 2004 (together with all amendments, if any, from time to time thereto), among each of the parties named as a Pledgor on the signature pages thereto (individually, a "Pledgor" and collectively, the "Pledgors") and Congress Financial Corporation (Southwest), in its capacity as administrative agent for the Revolver Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Administrative Agent") and Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as administrative agent for the Term Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Term Agent," together with the Administrative Agent are referred to collectively as the "Agents") (the "Pledge Agreement"). The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and Stock pledged by Pledgor prior to this Pledge Amendment and as to the promissory notes, instruments, and Stock pledged pursuant to this Pledge Amendment. The undersigned hereby grants and pledges to the Administrative Agent, for the benefit of the Revolver Secured Parties, a security interest in all of the Pledged Collateral listed on this Pledge Amendment and grants and pledges to the Term Agent, for the benefit of the Term Secured Parties, a security interest in all of the Pledged Collateral listed on this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that Pledge Agreement and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.

[ ]
By:
Name:
Title:

Name and Address of Pledgor	Pledged Entity	Class of Stock	Certificate Number(s)	Number of Shares

Name and Address of Pledgor	Pledged Entity	Percentage of Equity Membership Interests

Pledged Entity	Initial Principal Amount	Issue Date	Maturity Date	Interest Rate

Sched. II-1

ACKNOWLEDGMENT AND CONSENT BY
ISSUER OF PLEDGED SHARES

        The undersigned hereby acknowledge receipt of a copy of the Pledge Agreement dated as of May 10, 2004 (the "Pledge Agreement"), made by the parties named therein as Pledgors for the benefit of Congress Financial Corporation (Southwest), in its capacity as administrative agent for the Revolver Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Administrative Agent") and for the benefit of Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as administrative agent for the Term Secured Parties (as defined in the Credit Agreement) (together with its successors and assigns, the "Term Agent," together with the Administrative Agent are referred to collectively as the "Agents"). The undersigned agree for the benefit of the Agents as follows:

        1.     The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

        2.     The undersigned will notify the Agents promptly in writing of the occurrence of any of the events described in Section 7(a) of the Pledge Agreement.

        3.     The terms of the Pledge Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may be required of the undersigned under the Agreement.

        4.     The undersigned hereby (i) acknowledge receipt of a copy of the foregoing Pledge Agreement and (ii) agree promptly to note on their books and records the grants of the security interest in the Stock, Pledged Indebtedness and Pledged Bonds of the undersigned as provided in such Pledge Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement.

PLEDGED ENTITIES:

COFFEYVILLE CRUDE TRANSPORTATION, INC.
COFFEYVILLE GROUP HOLDINGS, LLC
COFFEYVILLE NITROGEN FERTILIZERS, INC.
COFFEYVILLE PIPELINE, INC.
COFFEYVILLE REFINING & MARKETING, INC.
COFFEYVILLE RESOURCES MANAGEMENT, INC.
COFFEYVILLE TERMINAL, INC.
COFFEYVILLE RESOURCES, LLC,
COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC
COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
COFFEYVILLE RESOURCES TERMINAL, LLC
By:
Name:
Title:

S-1

QuickLinks

  Exhibit 10.4
PLEDGE AGREEMENT
SCHEDULE I
PART A PLEDGED SHARES
PART B PLEDGED INDEBTEDNESS
PART C PLEDGED BONDS
SCHEDULE II [FORM OF] PLEDGE AMENDMENT
ACKNOWLEDGMENT AND CONSENT BY ISSUER OF PLEDGED SHARES